Exhibit 10.8

CHARGE OVER SHARES

THIS CHARGE is dated the 26th day of August, 2004 (“Charge”) and made between (1) JDM Shipping Inc., a Company registered and incorporated in accordance with the Laws of Barbados and whose registered office is situate at Suite 102 Warrens Court, Warrens, in the parish of Saint Michael in the Island of Barbados (hereinafter called “the Chargor”) and (2) Wilmington Trust Company (hereinafter called “the Collateral Agent”) not in its individual capacity but solely as Collateral Agent under a Collateral Agency Agreement, dated the 26th day of August, 2004, (“the Collateral Agency Agreement”) and made between Secunda International Limited (hereinafter called “the Borrower”) and certain of its subsidiaries, Fortis Capital Corp. (hereinafter called “the Agent”) in its capacity as Agent for the benefit of the Lenders (defined below) (hereinafter called “the Lenders”) and Wells Fargo Bank, National Association (hereinafter called “the Trustee”) in its capacity as Trustee for the benefit of the Noteholders and the Collateral Agent.

WHEREAS:

Pursuant to the terms of a Credit Agreement dated the 26th day of August 2004 and made between Fortis Capital Corp., as agent, arranger and book runner (the “Agent”), Secunda International Limited (the “Borrower”), and certain of its affiliates and the Lenders party thereto (“Lenders”) (hereinafter called “the Credit Agreement”) each of the Lenders agreed to make the Facility (as defined in the Credit Agreement) available to the Borrower in accordance with and subject to the terms and conditions of the Credit Agreement. As a condition to providing such Facility, each of the Lenders has requested that the Chargor enter into this Legal Charge Over Shares and charge all of its issued and outstanding shares to the Collateral Agent, on behalf of the Agent and the Lenders.

AND WHEREAS pursuant to the terms of an Indenture, dated the 26th day of August 2004 and made between Secunda International Limited, certain of its

Affiliates and the Trustee (hereinafter called “the Indenture”), the Borrower issued the Notes.

AND WHEREAS as a condition to the initial purchasers purchasing such Notes, each of the initial purchasers have requested that the Chargor enter into this Legal Charge Over Shares and charge its shares to the Collateral Agent, on behalf of the Trustee and the Noteholders.

NOW THIS DEED WITNESSETH AS FOLLOWS:

In consideration of the mutual covenants and agreements herein contained and of other valuable consideration, receipt of which is hereby acknowledged, the Chargor and the Collateral Agent hereby agree as follows:

DEFINED TERMS

1. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings assigned to such terms in the Collateral Agency Agreement.

“Share Capital” means 100 Common Shares in the capital of the Chargor, together with any and all shares, interests, participations, or other equivalent of share capital or corporate stock.

“Transaction Document” when used in the singular and “Transaction Documents” when used in the plural means any and all of the Credit Agreement, the Revolving Loan Notes, the Collateral Agency Agreement, the Subsidiary Guarantee Agreements, the Assignment of Earnings and Insurances, the Assignments of Contract, the Hedging Agreements (if any), the Mortgages, the Deed of Covenants, the Pledge Agreement, the Control Agreements, the Indenture, the Notes, the Note Guarantees and each other Security Document, each as the same may from time to time be amended, restated, modified, supplemented or renewed.

“Charged Collateral” means the Share Capital hereby charged by the Chargor to the Collateral Agent and any after acquired share capital or other property charged to the Collateral Agent pursuant to the terms hereof.

“Vessel Owner” means any Subsidiary of the Borrower that (i) owns one or more Vessels or other Vessel Assets or (ii) charters or arranges for the charter of one or more of the Vessels.

CHARGING CLAUSE

2. The Chargor as beneficial owner hereby charges to the Collateral Agent as a continuing security for the payment of all Secured Obligations by way of a first fixed charge:

(a) all of its issued and outstanding shares and the certificates and instruments representing the shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Share Capital; and

(b) all additional Share Capital of the Chargor from time to time acquired by Chargor in any manner, and the certificates or instruments representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, but so that the Collateral Agent shall not in any circumstances incur any liability whatsoever in respect of any calls installments or otherwise in connection with the Shares. The Share Capital and all other property described in Section 2 are referred hereunder as the Charged Shares.

SECURITY FOR OBLIGATIONS

3. This Legal Charge over Shares secures the payment of all of the Secured Obligations.

DELIVERY OF CHARGED SHARES

4. (a) All certificates or instruments representing or evidencing the Charged Shares shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. Each of the Chargors shall promptly deliver to the Collateral Agent, certificates or other instruments representing or evidencing the Charged Shares acquired or received after the date of this Charge with a share transfer or such other instrument of transfer or assignment in blank duly executed by the relevant Chargor. If at any time the Collateral Agent notifies a Chargor that, in its reasonable determination, it requires additional share transfers or such other instruments of transfer endorsed in blank, such Chargor shall promptly execute in blank and deliver the requested transfer instrument to the Collateral Agent.

(b) The Collateral Agent shall have the right, but not the obligation, in accordance with the terms of the Collateral Agency Agreement, at any time following the occurrence and during the continuation of an Event of Default, and without prior notice to the Chargor except as may be required by applicable law, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Charged Shares, subject only to the revocable rights specified in Section 7(a) hereof. The Collateral Agent shall notify the Chargor of such transfer to or registration in the name of the Collateral Agent or its nominee promptly thereafter, provided, however, that failure to provide such notice shall not invalidate or otherwise affect such transfer or registration nor shall the Collateral Agent have any liability to the Chargors for failure to give any such notice. The Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Charged Shares for certificates or instruments of smaller or larger denominations.

REPRESENTATIONS AND WARRANTIES

5. The Chargor represents and warrants as follows as of the date hereof:

(a) The Shares Charged of the Chargor are validly issued and fully paid for and non-assessable.

(b) The Chargor is the legal and beneficial owner of the Charged Shares indicated as owned by it in the definition of Charged Shares free and clear of any lien, security interest, option or other charge or encumbrance other than by virtue of this Charge.

(c) No options, warrants or other agreements with respect to the Charged Shares are outstanding.

(d) Upon the delivery to the Collateral Agent of the certificates or other instruments evidencing the Charged Shares together with an undated share transfer form executed by the Chargor transferring the Charged Shares to the Collateral Agent, the Collateral Agent will have a valid, perfected first priority Lien on the Charged Shares, enforceable as such against all creditors of the Chargor, except for the security interest under this Charge or any other Lien permitted by the Transaction Documents, and against all Persons purporting to purchase any of the Charged Shares from the Chargor.

VOTING RIGHTS; DIVIDENDS; ETC.

6. (a) So long as no Event of Default has occurred and is continuing:

(i) Each Chargor shall be entitled to exercise any and all voting and other consensual rights pertaining to its Charged Shares or any part thereof for any purpose not inconsistent with the express terms of this Charge or the Credit Agreement.

(ii) Each Chargor shall be entitled to receive and retain, free and clear of all liens hereunder, any and all dividends permitted under the Credit Agreement paid in respect of its Charged Shares, provided, however, that any and all

(A) dividends and interest paid or payable other than in cash in respect of, any instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Charged Shares,

(B) dividends and other distributions paid or payable in cash in respect of any Charged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

(C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Charged Shares and shall be forthwith delivered to the Collateral Agent to deposit it in the Collateral Account and to hold as Charged Collateral and shall, if received by a Chargor, be received in trust for the benefit of the Collateral Agent and be forthwith delivered to the Collateral Agent as Charged Collateral the same form as so received (with any necessary endorsement).

(iii) The Collateral Agent shall, at the expense of a Chargor, execute and deliver (or cause to be executed and delivered) to such Chargor all such proxies and other instruments as such Chargor may reasonably request for the purpose of enabling such Chargor to exercise the voting and other rights which such Chargor is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

(b) Upon the occurrence and during the continuance of an Event of

Default:

(i) All rights of such Chargor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall cease, and, all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the right to exercise such voting and other consensual rights and to receive and hold as Charged Collateral such dividends and interest payments.

(ii) All dividends and interest payments which are received by the Chargor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of the Collateral Agent, and shall be forthwith paid over to the Collateral Agent for deposit in the Collateral Account to hold as Charged Collateral in the same form as so received (with any necessary endorsement) and shall be held and disbursed pursuant to the Collateral Agency Agreement and the applicable Control Agreement, as the case may be.

TRANSFERS AND LIENS

7. (a) Chargor agrees that it will not, except as expressly permitted in the Transaction Documents,

(i) sell or otherwise dispose of, or grant any option with respect to, any of the Charged Shares, or

(ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Charged Shares, except for the security interest under this Charge or any other Lien permitted by the Transaction Documents.

(b) Chargor agrees that it will charge hereunder, promptly upon such Chargor’s acquisition thereof, any and all additional Share Capital of any Vessel Owner.

POWER OF ATTORNEY

8. The Chargor by way of security upon an Event of Default and during its continuance hereby irrevocably appoints the Collateral Agent and the persons deriving title under it severally to be its attorney in the name and on behalf and as the act and deed of the Chargor or otherwise to execute and complete any transfers or other documents which the Collateral Agent may require for perfecting its title to or for vesting the Charged Shares in the Collateral Agent or its nominees or in any purchaser and to make to make any alteration or addition thereto and to re-deliver the same thereafter and otherwise generally to sign seal and deliver and otherwise perfect any such transfers or other documents and any such legal or other charges or assignments over the Charged Shares required by the Collateral Agent and all such deeds and documents and do all such acts and things as may be required for the full exercise of the powers hereby conferred including any sale or other disposition realization or getting in or to receive, indorse and collect all instruments made payable to such Chargor representing any dividend, interest payment or other distribution in respect of the Charged Shares or any part thereof and to give full discharge for the same and this appointment shall operate as a general power of attorney. The Chargor hereby covenants with the Collateral Agent to ratify and confirm any deed document act and thing and all transactions which any such attorney may lawfully execute or do.

COLLATERAL AGENT MAY PERFORM

9. If the Chargor fails to perform any agreement contained herein, the Collateral Agent may (but shall have no obligation to) itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Chargor.

REASONABLE CARE

10. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Charged Collateral in its possession if the Charged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords similiar property of the same type, or if it appoints an agent to hold the Charged Collateral on its behalf and such agent agrees to be bound by a similar standard of care, it being understood that neither the Collateral Agent nor such agent shall have any responsibility for

(i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Charged Collateral, whether or not the Collateral Agent or such agent has or is deemed to have knowledge of such matters, or

(ii) taking any necessary steps to preserve rights against any parties with respect to any Charged Collateral.

REMEDIES UPON DEFAULT

11. If any Event of Default shall have occurred and be continuing, to the extent permitted by applicable law:

(a) The Collateral Agent may, in accordance with the terms of the Collateral Agency Agreement,

(i) exercise in respect of the Charged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default (after demand for payment) and all powers given to trustees under the Trustee Act Chapter 250 of the Laws of Barbados in respect of shares or property subject to a trust and any powers or rights which may be exercisable by the person in whose name the Shares are registered or by the bearer thereof, and the Collateral Agent may also,

(ii) upon notice specified below, sell the Charged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable and

(iii) may appoint by instrument a receiver, receiver and manager or receiver-manager (the person so appointed is hereafter called the “Receiver”) of the Charged Collateral with or without bond as the Collateral Agent may determine, and from time to time remove such Receiver and appoint another in its stead. The Chargor agrees that, to the extent notice of sale shall be required by law, at least 20 days’ notice to the Chargor of the time and place of any public sale or the time after which any private sale may be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of the Charged Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Any cash held by the Collateral Agent as Charged Shares and all cash proceeds received by the Collateral Agent in respect of any sale of, or other realization upon all or any part of the Charged Collateral shall be deposited in the Collateral Account and disbursed in accordance with the Collateral Agency Agreement or the applicable Control Agreement, as the case may be.

SECURITY INTEREST VALID

12. All rights of the Collateral Agent and security interests hereunder, and all obligations of the Chargors hereunder shall be valid and subsisting irrespective of, to the extent permitted by applicable law:

(a) any lack of validity or enforceability of any of the Transaction Documents or any other agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Transaction Document or any extension of the maturity date of the Secured Obligations;

(c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Secured Obligations; or

(d) any other circumstance which might otherwise constitute a defence available to, or a discharge of the Chargor in respect of the Secured Obligations or otherwise.

AMENDMENTS, ETC.

13. No amendment or waiver of any provision of this Charge nor consent to any departure by the Chargor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent (acting in accordance with Section 7.1 of the Collateral Agency Agreement), and the Chargor with respect to any amendment and by the Collateral Agent (acting upon the written direction of the Trustee or the Agent) with respect to any waiver or consent. With respect to any waiver or consent, such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

NOTICES

14. Any notice or other communication to be given pursuant hereto shall be in the manner provided in the Collateral Agency Agreement and addressed as follows:

If to the Collateral Agent, to

Wilmington Trust Company, as Collateral Agent

1100 North Market Street

Rodney Square North

Wilmington, DE 19890

Attn: Corporate Trust

Telephone: (302) 636-6453

If to the Chargor, to

Paula S. Lett (as Attorney-at-Law for the Chargor)

Suite 102 Warrens Court

Warrens

St. Michael

Barbados

Telephone: (246) 425-3447

Fax: (246) 425-2949

Or at such other address as either party may notify to the other in writing.

CONTINUING SECURITY INTEREST

15. This Legal Charge over Shares shall create a continuing security interest in the Charged Shares and shall (i) remain in full force and effect until the Secured Obligations have been paid in full or until such security interest is released pursuant to the provisions of the Collateral Agency Agreement,

(ii) be binding upon and inure to the benefit of the Chargor, each of the Chargor’s executors, administrators, successors and assigns, and

(iii) inure to the benefit of and be binding upon the Collateral Agent and its successors, transferees and assigns. Upon the payment in full of the Secured Obligations or compliance with the provisions of the Collateral Agency Agreement, the Chargor shall be entitled to the return, upon its request and at its expense, of such of the Charged Shares as shall not have been sold or otherwise applied pursuant to the terms hereof.

GOVERNING LAW

16. This Legal Charge over Shares shall be governed by and construed in accordance with the laws of Barbados.

RIGHTS OF THE COLLATERAL AGENT

17. The Collateral Agent shall be entitled to all of the same rights, protections, immunities and indemnities set forth in the Collateral Agency Agreement as if specifically set forth herein.

IN WITNESS WHEREOF, The Chargor and the Collateral Agent by its duly authorized officers have or have caused this Agreement to be duly executed and delivered under seal as of the date first above written.

SIGNED SEALED AND DELIVERED

By the said

WILMINGTON TRUST COMPANY, not

in its individual capacity but solely as

Collateral Agent

By: /s/ James J. McGinley

Its: Authorized Signer

In the presence of:

Witness: /s/ Sybrandt Davis

Name: Sybrandt Davis

Calling or Description: Notary Public

Abode: State of New York

SIGNED SEALED AND DELIVERED

By the said

JDM SHIPPING INC.

By: /s/ Alfred A. Smithers

Its: Director and Authorized Person

in the presence of:

Witness: /s/ Sybrandt Davis

Name: Sybrandt Davis

Calling or Description: Notary Public

Abode: State of New York